EXHIBIT 10.6

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 27th day of September, 2011, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of September 1, 2011 (the “Pooling Agreement”), and SunTrust Mortgage, Inc., a Virginia corporation (“SunTrust”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by SunTrust (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of March 1, 2011, between Assignor and SunTrust (the “Sale and Servicing Agreement”) shall be serviced by SunTrust for the benefit of the Assignee and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling Agreement.

Assignment and Assumption

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, and Assignee hereby accepts such assignment from Depositor.

3.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Sale and Servicing Agreement), by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and SunTrust all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans.

4.          SunTrust hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Sale and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and SunTrust as of the date hereof that:

(a)         Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)        Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)         There are no offsets, counterclaims or other defenses available to SunTrust with respect to the Sale and Servicing Agreement;

(d)        Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Sale and Servicing Agreement;

(e)         Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and SunTrust that as of the date hereof:

(a)         Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)        Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)         No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and SunTrust that as of the date hereof:

(a)         Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)        Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.            SunTrust warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)         Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)        SunTrust is a Virginia corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and otherwise to perform its obligations under the Sale and Servicing Agreement;

(c)         SunTrust has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of SunTrust’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of SunTrust’s charter or by-laws or any legal restriction, or any material agreement or instrument to which SunTrust is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which SunTrust or its property is subject.  The execution, delivery and performance by SunTrust of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of SunTrust.  This Agreement has been duly executed and delivered by SunTrust and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of SunTrust enforceable against SunTrust in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

                              (d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by SunTrust in connection with the execution, delivery or performance by SunTrust of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated SunTrust Representations and Warranties

                9.           SunTrust hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

                              In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 13.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

                10.         (a)          Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date (as defined in the Sale and Servicing Agreement) of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach.  A breach of representations and warranties in Subsections 7.01(h) and (bb) shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein.  Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall repurchase the related Mortgage Loan at the Repurchase Price not later than 90 days after its discovery or receipt of notice of such breach by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

                              (b)          Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 10(a) above shall be by Arbitration administered by the American Arbitration Association.  If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of SunTrust to repurchase a Mortgage Loan relating to the same representation and warranty has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

                              (c)          To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 10, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification.  Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing.  If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in New York, New York and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

                              (d)          It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery.  Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate.  If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

                              (e)          The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the  Arbitrator shall be shared equally between both parties.   Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

Recognition of Assignee

                11.         From and after the date hereof, subject to Sections 13 and 14 below, SunTrust shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement, as modified or supplemented by the terms of this Agreement hereby or as may be amended from time to time in accordance with the terms of the Sale and Servicing Agreement, as if Assignee and SunTrust had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans in the form of the Sale and Servicing Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.  It is the intention of Assignor, Depositor, SunTrust and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct purchase and servicing agreement, and the entire agreement, between SunTrust and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

12.          The Mortgage Loans shall be serviced by SunTrust for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

13.          (a)          Controlling Holder Rights.  SunTrust agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling Agreement, and until written notice is provided to SunTrust that it is no longer the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

Sale and Servicing Agreement:

Section or Subsection	Matter

6.03	Delivery of Mortgage Loan Documents

7.03, other than 7.03(c)	Repurchase and Substitution

7.04	Repurchase of Mortgage Loans With Early Payment Default

11.01, 5th, 7th and 8th paragraphs	Servicer to Act as Servicer; Subservicing
11.09	Transfer of Accounts

11.10(b)	Maintenance of Hazard Insurance

11.13, 4th and 5th paragraphs	Title, Management and Disposition of REO Property

11.18	Assumption Agreements

11.20	Servicer Shall Provide Access and Information as Reasonably Required

                              (b)          Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Sale and Servicing Agreement listed below:

Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection

Addendum I	Regulation AB Compliance Addendum

                              (c)            In addition, SunTrust agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by SunTrust pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Sale and Servicing Agreement:

Subsection

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

                              (d)          If notice is provided in writing to SunTrust that any Affiliate of the Depositor is no longer the Controlling Holder under the Pooling Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 13(a) of this Agreement shall terminate and revert to Assignee; provided, however, that the rights and responsibilities assumed by the Controlling Holder under the following provisions of the Sale and Servicing Agreement shall terminate in their entirety as to the Mortgage Loans:  (A) the 5th paragraph of Section 11.01, (B) the last sentence of the 7th paragraph of Section 11.01, (C) the second sentence of the 4th paragraph of Section 11.13, and (D) the second and third sentences of Section 14.03.  Assignor will provide thirty (30) days notice to SunTrust of any such termination.

Amendments to Sale and Servicing Agreement

14.          The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)           The definitions of “Business Day,” “Opinion of Counsel,” “Repurchase Price” and “Stated Principal Balance” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of  “Affiliate,” “Clean-up Call,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Georgia, Maryland, Minnesota, Missouri or New York or in the Commonwealth of Virginia,  (iii) a day on which banks in the states of California, Georgia, Maryland, Minnesota, Missouri or New York or in the Commonwealth of Virginia, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling Agreement on any date on which the aggregate stated principal balance is less than either 20% or 5%, as applicable, of the aggregate stated principal balance as of September 1, 2011, in accordance with the Pooling Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Repurchase Price:   With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling Agreement, then such successor Securities Administrator.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

(b)           Servicing Standard.  In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to maximizing recovery on the Mortgage Loans.

If the Controlling Holder notifies the Servicer that it intends to purchase a Mortgage Loan that has been Delinquent for 120 days or more pursuant to the Pooling Agreement, the Servicer will assess the proposed purchase in the same manner as it would assess whether to do a short sale.  If the proposed purchase price equals or exceeds the price at which a short sale would otherwise be effected, the Servicer shall permit such purchase.

(c)            Segregated Custodial Account.  The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “SunTrust Mortgage Inc., in trust for U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2011-2” (the “2011-2 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes.  If the 2011-2 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2011-2 Custodial Account to an account that is an Eligible Account.  The 2011-2 Custodial Account shall qualify as an Eligible Account.

(d)           Transfer of Eligible Investments.  The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade.  Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2011-2 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

(e)          Form of Monthly Report.

The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor.

(f)           Shorter Cure Period for Failure to Provide Distribution Data. An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i), to read in its entirety as follows:

or (j) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(g)          Clean-up Call.  A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33.  Clean-up Call.  In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call.  The remaining Mortgage Loans shall be serviced by SunTrust for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

(h)          REMIC Provisions.

(i)           The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions:     Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder;  the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)          The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the trust formed pursuant to the Pooling Agreement (the "Trust"), but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

(iii)           The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions.  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(i)     Foreclosure Proceedings.  The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(j)     Subsection 11.05 is revised by adding clause (j), to be inserted after clause (i), to read in its entirety as follows:

(j)     to reimburse itself for P&I Advances and Servicing Advances that were added to the outstanding principal balance of a Mortgage Loan in connection with a modification of such Mortgage Loan to capitalize arrearages; provided, that the Servicer shall be entitled to be reimbursed for these amounts only from the principal collections on the Mortgage Loans;

(k)    The rights under the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

15.          All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of SunTrust as Seller,

SunTrust Mortgage, Inc.
901 Semmes Avenue
Richmond, Virginia 23224
Attention: Asset Solutions

with a copy to the Legal Department at the same address

(b)	In the case of SunTrust as Servicer,

SunTrust Mortgage, Inc.
1001 Semmes Avenue
Richmond, Virginia 23224
Attention: Servicing Manager

with a copy to the Legal Department at the address listed above for SunTrust as Seller

(b)	In the case of Assignee,

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2011-2

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road

Columbia, Maryland 21045
Telephone number: (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com
Attention: Client Manager — Sequoia Mortgage Trust 2011-2

(f)	In the case of the Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

16.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

17.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

18.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or SunTrust may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or SunTrust, respectively, hereunder.

19.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Sale and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Sale and Servicing Agreement.

20.           This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

21.           The Controlling Holder under the Pooling Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights expressly provided to it in Section 13 as if it were a signatory hereto.  SunTrust hereby consents to such exercise and enforcement.

22.          It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Sale and Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

23.          Master Servicer.  SunTrust hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of SunTrust and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above which are held exclusively by the Controlling Holder.

SunTrust shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #83707500, Sequoia Mortgage Trust 2011-2 Certificate Distribution Account

24.           SunTrust acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Requests for Mortgage Loan Documents required by SunTrust to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto.  SunTrust shall provide the Custodian with the specimen signatures of SunTrust's authorized servicing representatives using the form in Exhibit D-3 hereto.  Notwithstanding Section 10 of the Sale and Servicing Agreement, SunTrust shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

25.           Helping Families Act Notice.  Assignor hereby requests that SunTrust furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2011-2 as the investor name, in accordance with the terms of Subsection 6.04 therein, and SunTrust hereby covenants that it shall furnish each Mortgagor with such notice as provided therein at the Assignor’s expense.

26.           Rule 17g-5 Compliance.  SunTrust hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2011-2” and an identification of the type of information being provided in the body of such electronic mail.  The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify SunTrust in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  SunTrust shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 26 prohibit or restrict oral or written communications, or providing information, between SunTrust, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to SunTrust, (ii) such Rating Agency’s or NRSRO’s approval of SunTrust as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of SunTrust’s servicing operations in general.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

		By:	/s/ John Isbrandtsen
		Name:	John Isbrandtsen
		Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

		By:	/s/ John Isbrandtsen
		Name:	John Isbrandtsen
		Title:	Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, not in its
individual capacity but solely as Trustee,
Assignee

		By:	/s/ Tamara Schultz-Fugh
		Name:	Tamara Schultz-Fugh
		Title:	Vice President

SUNTRUST MORTGAGE INC.

		By:	/s/ Tony Atkins
		Name:	Tony Atkins
		Title:	Director

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

Primary Servicer	Primary Servicer Name	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	sellernumber	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000006	274600345	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000009	250265931	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000010	214225005	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000011	239346034	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000020	211554977	1	1	0	7
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000025	211961891	1	1	0	7
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000028	210573101	1	1	0	3
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000030	213682339	1	1	0	7
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000031	214038127	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000038	250698768	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000039	254706245	1	1	0	7
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000043	275503258	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000047	252708656	1	1	0	7
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000048	252275805	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000050	280831918	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000052	299123802	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000053	232122036	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000054	243237781	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000055	223049222	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000057	209064666	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000059	232766105	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000062	275112381	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000063	283121598	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000064	248161077	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000065	247174105	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000066	238244818	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000067	209934793	1	1	0	7
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000068	216724666	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000069	258643543	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000070	237588728	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000071	285716031	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000072	251515490	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000073	294587613	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000074	235720174	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000075	297848228	1	1	0	9
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000076	285597993	1	1	0	10
1000104	SunTrust Mortgage, Inc.	0.002500			1000104		836000077	226462398	1	1	0	9

Primary Servicer	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1000104		1	0	0				146000.00		20101020	700000.00	0.049900	360	360	20101201	1
1000104		1	4	0				0.00		20101022	537000.00	0.049900	360	360	20101201	1
1000104		1	4	0				79000.00		20100923	521000.00	0.049900	360	360	20101101	1
1000104		1	0	0				170000.00		20100804	665665.00	0.053750	360	360	20100901	1
1000104		1	0	0				0.00		20100903	593000.00	0.049900	360	360	20101101	1
1000104		1	4	0				0.00		20101008	750000.00	0.049900	360	360	20101201	1
1000104		1	4	0				0.00		20101206	599000.00	0.049900	360	360	20110201	1
1000104		1	4	0				0.00		20100825	600000.00	0.051250	360	360	20101001	1
1000104		1	4	0				0.00		20101207	667500.00	0.051250	360	360	20110201	1
1000104		1	4	0				0.00		20101119	930000.00	0.049900	360	360	20110101	1
1000104		1	4	0				0.00		20101029	800000.00	0.049900	360	360	20101201	1
1000104		1	0	0				250000.00		20101105	752000.00	0.049900	360	360	20110101	1
1000104		1	4	0				0.00		20101130	650000.00	0.046250	360	360	20110101	1
1000104		1	4	0				0.00		20101213	745000.00	0.046250	360	360	20110201	1
1000104		1	4	0				0.00		20101025	615000.00	0.047500	360	360	20101201	1
1000104		1	0	0				500000.00		20101209	929000.00	0.047500	360	360	20110201	1
1000104		1	4	0				0.00		20101202	633750.00	0.047500	360	360	20110201	1
1000104		1	4	0				0.00		20101129	725000.00	0.048750	360	360	20110101	1
1000104		1	4	0				0.00		20101124	816000.00	0.048750	360	360	20110101	1
1000104		1	0	0				59000.00		20101123	540650.00	0.048750	360	360	20110101	1
1000104		1	0	0				0.00		20101122	980000.00	0.048750	360	360	20110101	1
1000104		1	4	0				0.00		20101118	833000.00	0.048750	360	360	20110101	1
1000104		1	0	0				400000.00		20101117	800000.00	0.048750	360	360	20110101	1
1000104		1	4	0				125000.00		20101117	545000.00	0.048750	360	360	20110101	1
1000104		1	0	0				250000.00		20101217	929500.00	0.048750	360	360	20110201	1
1000104		1	0	0				0.00		20100909	905000.00	0.048750	360	360	20101101	1
1000104		1	4	0				0.00		20101203	700000.00	0.048750	360	360	20110201	1
1000104		1	4	0				0.00		20101027	641500.00	0.048750	360	360	20110101	1
1000104		1	4	0				0.00		20101229	849000.00	0.049900	360	360	20110201	1
1000104		1	4	0				0.00		20101123	620000.00	0.049900	360	360	20110101	1
1000104		1	0	0				70000.00		20101025	849950.00	0.049900	360	360	20101201	1
1000104		1	4	0				0.00		20101025	650000.00	0.049900	360	360	20101201	1
1000104		1	4	0				0.00		20101020	585500.00	0.049900	360	360	20101201	1
1000104		1	4	0				0.00		20101019	975000.00	0.049900	360	360	20101201	1
1000104		1	4	0				0.00		20110107	1000000.00	0.049900	360	360	20110301	1
1000104		1	0	0				0.00		20100119	910000.00	0.051250	349	349	20110201	1
1000104		1	4	0				0.00		20101008	954700.00	0.051250	360	360	20101201	1

Primary Servicer	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)
1000104	0	0		691414.10	0.049900	3753.48	20110901	0	0
1000104	0	0		530413.34	0.049900	2879.46	20110901	0	0
1000104	0	0		513955.89	0.049900	2793.66	20110901	0	0
1000104	0	0		655703.16	0.053750	3727.54	20110901	0	0
1000104	0	0		584982.46	0.049900	3179.73	20110901	0	0
1000104	0	0		740800.87	0.049900	4021.58	20110901	0	0
1000104	0	0		589920.22	0.049900	3211.91	20110901	0	0
1000104	0	0		591345.43	0.051250	3266.93	20110901	0	0
1000104	0	0		661136.04	0.051250	3634.46	20110901	0	0
1000104	0	0		919755.18	0.049900	4986.76	20110901	0	0
1000104	0	0		790187.55	0.049900	4289.69	20110901	0	0
1000104	0	0		743715.98	0.049900	4032.31	20110901	0	0
1000104	0	0		642352.54	0.046250	3341.91	20110901	0	0
1000104	0	0		732966.79	0.046250	3830.34	20110901	0	0
1000104	0	0		607123.06	0.047500	3208.14	20110901	0	0
1000104	0	0		919518.87	0.047500	4846.11	20110901	0	0
1000104	0	0		627282.08	0.047500	3305.95	20110901	0	0
1000104	0	0		716845.35	0.048750	3836.76	20110901	0	0
1000104	0	0		806821.79	0.048750	4318.34	20110901	0	0
1000104	0	0		534568.84	0.048750	2861.17	20110901	0	0
1000104	0	0		968977.08	0.048750	5186.25	20110901	0	0
1000104	0	0		823630.55	0.048750	4408.31	20110901	0	0
1000104	0	0		791001.73	0.048750	4233.67	20110901	0	0
1000104	0	0		538869.91	0.048750	2884.19	20110901	0	0
1000104	0	0		884652.29	0.048750	4919.00	20110901	0	0
1000104	0	0		890073.92	0.048750	4789.34	20110901	0	0
1000104	0	0		693015.61	0.048750	3704.46	20110901	0	0
1000104	0	0		631064.81	0.048750	3394.88	20110901	0	0
1000104	0	0		840703.96	0.049900	4552.43	20110901	0	0
1000104	0	0		613170.09	0.049900	3324.51	20110901	0	0
1000104	0	0		839524.86	0.049900	4557.53	20110901	0	0
1000104	0	0		642027.40	0.049900	3485.37	20110901	0	0
1000104	0	0		578318.46	0.049900	3139.52	20110901	0	0
1000104	0	0		963041.06	0.049900	5228.06	20110901	0	0
1000104	0	0		991467.70	0.049900	5362.11	20110901	0	0
1000104	0	0		900279.72	0.051250	5021.08	20110901	0	0
1000104	0	0		943273.54	0.051250	5198.22	20110901	0	0

Primary Servicer	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0
1000104															0

Primary Servicer	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date
1000104					0		2	1	2	0		1.90		0.90	1	20110825
1000104					0		102	1	2	0		3.00	4.00	8.00	1	20110825
1000104					0		436	3	1	1		11.00		4.90	1	20110825
1000104					0		439	1	2	0		7.00	0.60	3.60	1	20110825
1000104					0		55	1	2	1		29.00		0.00	1	20110825
1000104					0		147	1	2	1		14.00		0.00	1	20110825
1000104					0		458	1	2	0		32.00		12.00	1	20110825
1000104					0		448	2	1	0		11.00		0.00	1	20110825
1000104					0		410	1	2	0		6.00	2.00	3.00	1	20110825
1000104					0		381	1	2	0		14.00		5.00	1	20110825
1000104					0		234	1	1	1		4.00		0.00	1	20110825
1000104					0		466	2	2	0		27.00	18.00	10.00	1	20110825
1000104					0		198	2	2	0		0.90	9.60	0.00	1	20110825
1000104					0		399	1	1	0		13.00		6.00	1	20110825
1000104					0		217	1	2	1		9.00		3.00	1	20110825
1000104					0		91	1	2	0		0.20		18.00	1	20110825
1000104					0		105	1	2	0		3.00	10.00	1.00	1	20110825
1000104					0		303	1	2	0		12.00		0.60	1	20110825
1000104					0		354	2	2	0		2.00		1.90	1	20110825
1000104					0		283	1	2	0		0.00	3.00	7.00	1	20110825
1000104					0		251	1	2	0		3.00	8.00	3.00	1	20110825
1000104					0		341	1	2	1		15.00	14.00	1.00	1	20110825
1000104					0		336	2	2	0		12.00		3.00	1	20110825
1000104					0		148	1	2	0		4.00		5.00	1	20110825
1000104					0		424	2	2	1		5.00	5.00	12.00	1	20110825
1000104					0		329	1	2	0		25.00	14.00	11.00	1	20110825
1000104					0		245	1	2	0		0.50		0.00	1	20110825
1000104					0		319	1	2	0		3.00		2.60	1	20110825
1000104					0		384	1	2	0		0.00	22.00	6.00	1	20110825
1000104					0		137	2	2	0		9.00	1.00	6.00	1	20110825
1000104					0		233	1	1	0		4.00		4.00	1	20110825
1000104					0		187	1	2	0		1.30	2.00	1.00	1	20110825
1000104					0		376	1	2	1		14.00		7.00	1	20110825
1000104					0		63	1	2	0		7.00	2.00	2.00	1	20110825
1000104					0		59	1	2	1		4.00		5.00	1	20110825
1000104					0		44	2	2	1		3.90		0.00	1	20110825
1000104					0		277	2	2	0		1.50		1.00	1	20110825

Primary Servicer	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line
1000104							785	777
1000104							778	799
1000104							799	789
1000104							799	778
1000104							795	803
1000104							809	813
1000104							812	797
1000104							784	810
1000104							793	781
1000104							787	769
1000104							782	773
1000104							767	760
1000104							802	796
1000104							808	795
1000104							796	791
1000104							773	786
1000104							792	790
1000104							770	769
1000104							762	779
1000104							710	746
1000104							791	796
1000104							786	779
1000104							804	799
1000104							800	814
1000104							728	797
1000104							772	826
1000104							793	788
1000104							790	774
1000104							784	804
1000104							745	770
1000104							790	812
1000104							786	785
1000104							801	782
1000104							751	781
1000104							793	787
1000104							759	770
1000104							779	789

Primary Servicer	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1000104			000000000000			18750.00		0.00		18750.00	18750.00	Y	5		3
1000104			000000000000			9583.34	8984.50	0.00	0.00	18567.84	18567.84	Y	5		3
1000104			000000000000			0.00		31012.58		0.00	31012.58	Y	4		3
1000104			000000000000			18333.34	10833.33	0.00	0.00	29166.67	29166.67	Y	5		3
1000104			000000000000			11437.00		2097.46		11437.00	13534.46	N	5		3
1000104			000000000000			0.00		17529.00		0.00	17529.00	Y	5		3
1000104			000000000000			13347.00	0.00	0.00	2290.91	13347.00	15637.91	Y	5		3
1000104			000000000000			0.00		55086.43		0.00	55086.43	Y	5		3
1000104			000000000000			9800.00	4661.67	-48.00	0.00	14461.67	14413.67	Y	5		3
1000104			000000000000			19698.00		0.00		19698.00	19698.00	Y	5		3
1000104			000000000000			22059.00		14631.00		22059.00	36690.00	Y	4		3
1000104			000000000000			30822.00	11207.00	0.00	0.00	42029.00	42029.00	Y	5		3
1000104			000000000000			12211.00	13597.00	0.00	0.00	25808.00	25808.00	Y	5		3
1000104			000000000000			13909.00		0.00		13909.00	13909.00	Y	5		3
1000104			000000000000			794.00		12798.00		794.00	13592.00	Y	5		3
1000104			000000000000			48130.00		0.00		48130.00	48130.00	Y	5		3
1000104			000000000000			4274.33	26350.42	0.00	0.00	30624.75	30624.75	Y	5		3
1000104			000000000000			39805.88		0.00		39805.88	39805.88	Y	5		3
1000104			000000000000			37817.32		0.00		37817.32	37817.32	Y	5		3
1000104			000000000000				23164.17		0.00	23164.17	23164.17	Y	5		3
1000104			000000000000			17128.74	19650.00	0.00	0.00	36778.74	36778.74	Y	5		3
1000104			000000000000			18712.67	1505.47	0.00	0.00	20218.14	20218.14	Y	5		3
1000104			000000000000			0.00		40055.00		0.00	40055.00	Y	5		3
1000104			000000000000			10417.66	0.00	6054.00	4609.00	10417.66	21080.66	Y	5		3
1000104			000000000000			37937.00	31680.00	0.00	0.00	69617.00	69617.00	Y	4		3
1000104			000000000000			20833.34	10666.67	0.00	0.00	31500.01	31500.01	Y	5		3
1000104			000000000000			21666.66		0.00		21666.66	21666.66	Y	5		3
1000104			000000000000			16666.67		0.00		16666.67	16666.67	Y	5		3
1000104			000000000000				30832.00		0.00	30832.00	30832.00	N	5		3
1000104			000000000000			11000.00	21666.67	0.00	0.00	32666.67	32666.67	Y	5		3
1000104			000000000000			24583.33		0.00		24583.33	24583.33	Y	5		3
1000104			000000000000			21787.52	9166.69	-221.00	-398.00	30954.21	30335.21	Y	5		3
1000104			000000000000			8000.00		5511.00		8000.00	13511.00	Y	5		3
1000104			000000000000			17916.66	0.00	0.00	0.00	17916.66	17916.66	Y	5		3
1000104			000000000000			21584.00		9692.00		21584.00	31276.00	Y	4		3
1000104			000000000000			23819.00		0.00		23819.00	23819.00	Y	4		3
1000104			000000000000			20833.33		-227.25		20833.33	20606.08	Y	5		3

Primary Servicer	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type
1000104	4		231339.98	6025.81	0.321377		1	0.000000	PALM BEACH GARDENS	FL	33418	7	1		1125000.00	3
1000104	4		56307.32	4554.91	0.245312		1	0.000000	ATLANTA	GA	30319	1	1		802000.00	3
1000104	4		397184.07	10918.30	0.352060		1	0.000000	ALPHARETTA	GA	30005	7	1		750000.00	3
1000104	4		137243.68	5640.83	0.193400		1	0.000000	ATLANTA	GA	30319	1	1		1100000.00	3
1000104	4		798294.64	5438.73	0.401843		1	100.000000	DULUTH	GA	30097	1	1	930000.00	953000.00	3
1000104	4		671770.71	6575.85	0.375141		1	6.830000	MAITLAND	FL	32751	1	1	1250000.00	1500000.00	3
1000104	4		150177.84	4690.00	0.299912		1	0.000000	HAYES	VA	23072	1	1		925000.00	3
1000104	4		334160.42	11817.81	0.214532		1	100.000000	MILTON	GA	30004	7	1	945000.00	950000.00	3
1000104	4		98639.87	4886.27	0.339002		1	0.000000	CHARLOTTESVILLE	VA	22901	1	1		1140000.00	3
1000104	4		567443.70	6688.86	0.339571		1	0.000000	WASHINGTON	DC	20007	12	1		1650000.00	3
1000104	4		290851.15	8254.92	0.224991		1	100.000000	FT. LAUDERDALE	FL	33308	7	1	1250000.00	1250000.00	3
1000104	4		823526.85	13006.68	0.309469		1	0.000000	ATLANTA	GA	30327	1	1		1400000.00	3
1000104	4		306762.25	9548.91	0.369998		1	100.000000	ATLANTA	GA	30327	1	1	1250000.00	1300000.00	3
1000104	4		244542.00	4837.89	0.347824		1	0.000000	DECATUR	GA	30033	1	1		1082000.00	3
1000104	4		1969615.14	4079.95	0.300173		1	0.000000	CHARLOTTE	NC	28209	1	1		850000.00	3
1000104	4		343317.40	9072.44	0.188499		1	0.000000	ATLANTA	GA	30327	1	1		1900000.00	3
1000104	4		132429.43	4541.35	0.148290		1	0.000000	ATLANTA	GA	30305	1	1		975000.00	3
1000104	4		347893.50	5540.67	0.139192		1	0.000000	BRENTWOOD	TN	37027	1	1		1550000.00	3
1000104	4		108545.30	10072.97	0.266359		1	0.000000	JOHNS ISLAND	SC	29455	1	1		2200000.00	3
1000104	4		405400.00	5359.34	0.231363		1	0.000000	CUMMING	GA	30041	7	1		800000.00	3
1000104	4		199976.00	7299.78	0.198478		1	0.000000	ATLANTA	GA	30306	1	1		1500000.00	3
1000104	4		241814.31	5431.07	0.268624		1	0.000000	MT PLEASANT	SC	29464	7	1		1200000.00	3
1000104	4		92661.54	8077.94	0.201671		1	0.000000	WRIGHTSVILLE BEACH	NC	28480	1	1		1850000.00	3
1000104	4		434734.76	4312.73	0.204582		1	0.000000	HILTON HEAD ISLAND	SC	29928	7	1		1400000.00	3
1000104	4		1482043.67	14177.43	0.203649		1	0.000000	CHARLESTON	SC	29401	1	1		2500000.00	3
1000104	4		96013.14	8634.87	0.274123		1	0.000000	MIAMI SHORES	FL	33138	1	1		1570000.00	3
1000104	4		268057.89	5846.44	0.269836		1	100.000000	ELLICOTT CITY	MD	21042	1	1	950000.00	950000.00	3
1000104	4		68245.93	4191.83	0.251510		1	0.000000	YORKTOWN	VA	23693	7	1		885000.00	3
1000104	4		239891.60	6922.08	0.224510		1	0.000000	AMBLER	PA	19002	1	1		1600000.00	3
1000104	4		124965.00	8377.71	0.256460		1	0.000000	MONTVERDE	FL	34756	1	1		950000.00	3
1000104	4		248041.47	7750.28	0.315266		1	0.000000	ATLANTA	GA	30309	7	1		1150000.00	3
1000104	4		122227.93	5991.68	0.197516		1	0.000000	WINTER PARK	FL	32789	1	1		911000.00	3
1000104	4		411710.46	4424.54	0.327477		1	0.000000	HILTON HEAD ISLAND	SC	29926	7	1		800000.00	3
1000104	4		167262.06	6643.17	0.370782		1	0.000000	WASHINGTON	DC	20036	1	1		1400000.00	3
1000104	4		1483625.70	9461.12	0.302504		1	0.000000	CORNELIUS	NC	28031	7	1		2645000.00	3
1000104	4		227219.93	6918.86	0.290477		1	100.000000	ATLANTA	GA	30342	1	1	1418993.00	1500000.00	3
1000104	4		100039.76	8033.90	0.389880		1	0.000000	ATHENS	GA	30606	1	1		1300000.00	3

Primary Servicer	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1000104	20100901								0.752000	0.622222	0		0
1000104	20100916								0.669576	0.669576	0		0
1000104	20100828								0.800000	0.694667	0		0
1000104	20100714								0.759695	0.605150	0		0
1000104	20100821								0.637634	0.637634	0		0
1000104	20100910								0.600000	0.600000	0		0
1000104	20101008								0.647568	0.647568	0		0
1000104	20100804								0.634921	0.634921	0		0
1000104	20101022								0.585526	0.585526	0		0
1000104	20100920								0.563636	0.563636	0		0
1000104	20100929								0.640000	0.640000	0		0
1000104	20101012								0.715714	0.537143	0		0
1000104	20101104								0.520000	0.520000	0		0
1000104	20101114								0.688540	0.688540	0		0
1000104	20100910								0.723529	0.723529	0		0
1000104	20101105								0.752105	0.488947	0		0
1000104	20101108								0.650000	0.650000	0		0
1000104	20101026								0.467742	0.467742	0		0
1000104	20100614								0.370909	0.370909	0		0
1000104	20101104								0.749563	0.675813	0		0
1000104	20101027								0.653333	0.653333	0		0
1000104	20101018								0.694167	0.694167	0		0
1000104	20101006								0.648649	0.432432	0		0
1000104	20101014								0.478571	0.389286	0		0
1000104	20101110								0.471800	0.371800	0		0
1000104	20100902								0.576433	0.576433	0		0
1000104	20101118								0.736842	0.736842	0		0
1000104	20100902								0.724859	0.724859	0		0
1000104	20101015								0.530625	0.530625	0		0
1000104	20101005								0.652632	0.652632	0		0
1000104	20100924								0.799957	0.739087	0		0
1000104	20100914								0.713502	0.713502	0		0
1000104	20100910								0.731875	0.731875	0		0
1000104	20100908								0.696429	0.696429	0		0
1000104	20101112								0.378072	0.378072	0		0
1000104	20091215								0.641300	0.641300	0		0
1000104	20100831								0.734385	0.734385	0		0

Primary Servicer	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104
1000104

Primary Servicer	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1000104	20		146000.00	11/1/2040	18750.00						Full	2 years	2 Months
1000104	10	10	0.00	11/1/2040	9583.34			8984.50			Full	2 years	2 Months
1000104	12		79000.00	10/1/2040							Full	2 years	2 Months
1000104	24	28	170000.00	8/1/2040	18333.34			10833.33			Full	2 years	2 Months
1000104	29		0.00	10/1/2040	11437.00						Full	2 years	2 Months
1000104	14		0.00	11/1/2040							Full	2 years	2 Months
1000104	32		0.00	1/1/2041	13347.00						Full	2 years	2 Months
1000104	11		0.00	9/1/2040			55773.35				Full	2 years	2 Months
1000104	10	3	0.00	1/1/2041	9800.00			4661.67			Full	2 years	2 Months
1000104	14		0.00	12/1/2040	19698.00						Full	2 years	2 Months
1000104	27		0.00	11/1/2040	22059.00						Full	2 years	2 Months
1000104	27	22	260000.00	12/1/2040	30822.00			11207.00			Full	2 years	2 Months
1000104	14	10	0.00	12/1/2040	12211.00			13597.00			Full	2 years	2 Months
1000104	13		0.00	1/1/2041	13909.00						Full	2 years	2 Months
1000104	16		0.00	11/1/2040	794.00						Full	2 years	2 Months
1000104	25		500000.00	1/1/2041	48130.00						Full	2 years	2 Months
1000104	7	17	0.00	1/1/2041	4274.33			26350.42			Full	2 years	2 Months
1000104	20		0.00	12/1/2040	39805.88						Full	2 years	2 Months
1000104	9		0.00	12/1/2040	37817.32						Full	2 years	2 Months
1000104	0	31	59000.00	12/1/2040				23164.17			Full	2 years	2 Months
1000104	3	9	0.00	12/1/2040	17128.74			19650.00			Full	2 years	2 Months
1000104	15	14	0.00	12/1/2040	18712.67			1505.47			Full	2 years	2 Months
1000104	12		400000.00	12/1/2040	0.00						Full	2 years	2 Months
1000104	38		125000.00	12/1/2040	10417.66						Full	2 years	2 Months
1000104	30	37	250000.00	1/1/2041	37937.00			31680.00			Full	2 years	2 Months
1000104	30	30	0.00	10/1/2040	20833.34			10666.67			Full	2 years	2 Months
1000104	25		0.00	1/1/2041	21666.66						Full	2 years	2 Months
1000104	9		0.00	12/1/2040	16666.67						Full	2 years	2 Months
1000104	0	22	0.00	1/1/2041				30832.00			Full	2 years	2 Months
1000104	9	11	0.00	12/1/2040	11000.00			21666.67			Full	2 years	2 Months
1000104	4		70000.00	11/1/2040	24583.33						Full	2 years	2 Months
1000104	7	5	0.00	11/1/2040	21787.52			9166.69			Full	2 years	2 Months
1000104	26		0.00	11/1/2040	8000.00						Full	2 years	2 Months
1000104	7	6	0.00	11/1/2040	17916.66			0.00			Full	2 years	2 Months
1000104	38		0.00	2/1/2041	21584.00						Full	2 years	2 Months
1000104	13		0.00	1/1/2040	23819.00						Full	2 years	2 Months
1000104	21		0.00	11/1/2040	20833.33						Full	2 years	2 Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

SALE AND SERVICING AGREEMENT

(Please refer to Exhibit 10.11 of Form 8-K filed by the Issuing Entity on September 26, 2011)

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:
Custodial Agreement, dated as of September 1, 2011, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

1. Mortgage Paid in Full

2. Foreclosure

3. Substitution

4. Other Liquidation

5. Non-liquidation	Reason:

For CMI Use Only:

By:
(Authorized Signature)

Printed Name

Servicer Name:

Ship To Address:

Phone:

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian